United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2015

Date of Report (Date of earliest event reported)

ACCURAY INCORPORATED

(Exact name of Registrant as Specified in its Charter)

001-33301

(Commission File Number)

Delaware	20-8370041
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Addresses of Principal Executive Offices)

(408) 716-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), and (e).  On September 14, 2015, Mr. Gregory E. Lichtwardt announced that he was retiring and resigned from his position as Executive Vice President, Operations, and Chief Financial Officer of Accuray Incorporated (the “Company”).  Mr. Lichtwardt’s resignation was not a result of any disagreement with the Company or its Board of Directors, or any matter relating to the Company’s operations, policies or practices. In connection with Mr. Lichtwardt’s resignation and separation from the Company on September 14, 2015, the Company and Mr. Lichtwardt are in the process of negotiating a Separation Agreement and General Release. In addition, the Company is also negotiating the terms of a Consulting Services Agreement with Mr. Lichtwardt whereby Mr. Lichtwardt would provide the Company with consulting services for a period of sixty (60) days from his resignation date in exchange for continued vesting of his outstanding equity awards until the end of the consulting period.

The Company identified Mr. Lichtwardt’s successor within the Company and, effective September 15, 2015, Kevin Waters, age 38, the Company’s Senior Vice President, Finance, was promoted to Chief Financial Officer of the Company.  Mr. Waters joined the Company as its Senior Vice President, Finance, in October, 2013.  Prior to joining the Company, Mr. Waters was employed by Conceptus Inc., a global leader in the development and commercialization of innovative device-based solutions in permanent birth control, as its Corporate Controller from October, 2006 until January, 2008, and most recently as its Vice President, Finance, from January, 2008, until October, 2013.  Mr. Waters began his career at PricewaterhouseCoopers, LLP.

Effective September 15, 2015, the Company entered into an Executive Employment Agreement (the “Employment Agreement”) with Mr. Waters in connection with Mr. Water’s appointment as Senior Vice President and Chief Financial Officer of the Company. The Employment Agreement provides for an annual base salary of $360,000.00 as well as for other customary benefits.  Mr. Waters is also eligible for an annual performance bonus pursuant to the Company’s Performance Bonus Plan, with the target amount of such bonus set at 60% of Mr. Waters’ annual base salary, calculated in accordance with the Company’s Performance Bonus Plan.  The Employment Agreement provides for the Company to grant Mr. Waters (i) 65,000 restricted stock units (“RSUs”), which are to vest in four equal annual installments and (ii) a total of 65,000 Company stock performance-based market stock units.  The Employment Agreement contains non-disclosure and non-solicitation provisions.

Mr. Waters is entitled under the Employment Agreement to severance benefits in the event of termination of his employment by the Company without cause or Mr. Waters’ resignation for good reason, including (i) a lump sum payment equal to the amount of base salary he would be due in the six (6) months following a termination without cause; (ii) a prorated portion of his target bonus for the fiscal year in which his employment terminates; (iii) reimbursement of six (6) months of health insurance premiums; (iv) payment for outplacement services; and (v) other customary benefits. In the event of Mr. Waters’ termination of employment because of his death or incapacity, the Employment Agreement provides for six (6) months of accelerated vesting of all of Mr. Waters’ then-outstanding stock options and RSUs.  In the event that Mr. Waters is terminated without cause or resigns for good reason three months prior to or within twelve months following a change in control of the Company, the Employment Agreement provides that Mr. Waters will be entitled to enhanced severance benefits, including (i) a lump sum payment equal to twenty four (24) months of Mr. Waters’ base salary; (ii) 200% of Mr. Waters’ target bonus for the fiscal year in which such change in control occurs; (iii) reimbursement of two times Mr. Waters’ health insurance premiums for twelve (12) months; (iv) payment for outplacement services; (v) the full acceleration of all of Mr. Waters’ then-outstanding unvested stock options and RSUs; and (vi) other customary benefits (the “Double Trigger Severance Benefits”).  The Double Trigger Severance Benefits will be in lieu of any severance benefits Mr. Waters would otherwise be entitled to receive as a result of the termination of his employment by the Company without cause or Mr. Waters’ resignation for good reason independent of a change in control.

In connection with Mr. Waters’ appointment, the Company and Mr. Waters entered into the Company’s standard form of indemnification agreement for its directors and executive officers in substantially the form previously filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-Q, filed with the Securities and Exchange Commission on May 10, 2011, the terms of which are incorporated herein by reference.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 15, 2015, the Company issued a press release announcing Mr. Lichtwardt’s resignation as Executive Vice President, Operations, and Chief Financial Officer and Mr. Kevin Waters’ appointment as the Company’s Senior Vice President and Chief Financial Officer. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 and in this Item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
10.1	Executive Employment Agreement, dated September 15, 2015, between Kevin Waters and Accuray Incorporated

99.1	Press Release, dated September 15, 2015 issued by Accuray Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Date: September 15, 2015	By:	/s/ Alaleh Nouri
Alaleh Nouri
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Executive Employment Agreement, dated September 15, 2015, between Kevin Waters and Accuray Incorporated

99.1	Press Release, dated September 15, 2015, issued by Accuray Incorporated